UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HOSPITALITY INVESTORS TRUST, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee paid previously with preliminary materials.
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October 2019

URGENT

Re:  Your investment in Hospitality Investors Trust, Inc.

Dear Stockholder,

We have attempted to contact you regarding an important matter pertaining to your investment in Hospitality Investors Trust, Inc.

Please contact us immediately at 1-855-601-2247 Monday through Friday between the hours of 9:00am to 10:00pm Eastern Time. We can also be reached Saturday and Sunday between the hours of 10:00am to 6:00pm Eastern Time.

This matter is very important, and will take only a moment of your time.

Broadridge Financial Solutions has been engaged by Hospitality Investors Trust, Inc. to contact you.

Thank you in advance for your assistance with this matter.

Sincerely,

Gina Balderas
Manager
Shareholder Services

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